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                                                      Exhibit 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 27, 1995, on our audits of the financial statements of New England Electric System. We also consent to the reference to our firm under the caption "Experts".



                                         s/Coopers & Lybrand L.L.P.

                                         COOPERS & LYBRAND, L.L.P.

Boston, Massachusetts
June 1, 1995